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                                                                    Exhibit 99.5


                              COMPANY SECURITY AGREEMENT

    AGREEMENT dated as of June 27, 1997 between Pumpkin Ltd., a Delaware corporation (together with its successors, the "Company"), and NationsCredit Commercial Corporation, as Agent for the Lenders referred to below.


                                W I T N E S S E T H :

    WHEREAS the Company, Pumpkin Masters Holdings, Inc., certain lenders and NationsCredit Commercial Corporation, as agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and

    WHEREAS in order to induce such lenders and NationsCredit Commercial Corporation, as agent for such lenders to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents referred to in the Credit Agreement;

    NOW THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. Definitions

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    Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

    "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

    "Collateral" has the meaning set forth in Section 3.

    "Collateral Accounts" means the Lockbox Account and the Insurance Account.

    "Copyrights" means all of the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), ad all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to Exhibit E hereto, (ii) all reissues, renewals or extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to

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any of the foregoing, including, without limitigation, damages and payments for AST or future infringements thereof.

    "Copyright License"means any written agreement now or hereafter in existence granting to the Company the right to use any Copyright.

    "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by a Grantor in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit E hereto, as the same may be amended from time to time.

    "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company.

    "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

    "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including (i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses rights in intellectual property, goodwill, trade names, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and
(iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

    "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

    "Insurance Account" has the meaning set forth in Section 5(C).

    "Insurance Proceeds" has the meaning set forth in Section 5(C).

    "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and

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include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

    "Liquid Investments" has the meaning set forth in Section 5(E).

    "Lockbox Account" has the meaning set forth in Section 5(A).

    "Lockbox Agreement" has the meaning set forth in Section 5(A).

    "Lockbox Bank" has the meaning set forth in Section 5(A).

    "Patent License" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

    "Patents" means all the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof,
(ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

    "Patent Security Agreement" means the Patent Security Agreement executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C hereto, as the may be amended from time to time.

    "Perfection Certificate" means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer and the chief legal officer of the Company.

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    "Permitted Liens" means the Security Interests and the Liens on the
Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

    "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

    "Secured Obligations" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Credit Agreement, (b) all reimbursement obligations of the Company with respect to any letter of credit issued pursuant to the Credit Agreement and any interest thereon (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company whether or not allowed or allowable as a claim in any such proceeding), (c) all other amounts payable by the Company hereunder or under any other Financing Document, (d) all other obligations of the Company hereunder and the other Financing Documents and
(e) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

    "Secured Parties" means the Agent and the Lenders.

    "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

    "Trademarks" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar

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office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in the Perfection Certificate, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all reissues, extensions and renewals thereof, (iv) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (v) all income, royalties, damages and payments now or hereafter due or payable with respect to any the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

    "Trademark License" means any written agreement now or hereafter in existence granting to the Company any right to use any Trademark.

    "Trademark Security Agreement" means the Trademark Security Agreement executed and delivered by the Company in favor of the Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

    "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

    SECTION 2. Representations and Warranties

    The Company represents and warrants as follows:

    (A) The Company has good and marketable title to all of the Collateral (except any Collateral (other than Accounts and Inventory) leased by the Company as lessee), free and clear of any Liens other than the Permitted Liens. The Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

    (B) The Company has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security

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agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

    (C) The information set forth in the Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete after giving effect to the consummation of the Acquisition. Not later than 30 days following the Closing Date, the Company shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to the Perfection Certificate confirming the filing information set forth in such Schedule.

    (D) The Security Interests in the Collateral in which a security interest can be created under the UCC constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens. When in addition the Patent Security Agreement, the Trademark Security Agreement and Copyright Security Agreement have been recorded with the United States Patent and Trademark Office or United States Copyright Office, as the case may be and UCC financing statements in the form specified in Exhibit A shall have been filed with offices specified in the Perfection Certificate with respect to the Patents listed in Schedule I to such Patent Security Agreement, the Trademarks listed in Schedule 1 to such Trademark Security Agreement, and the Copyright listed in Schedule I to such Copyright Security Agreement the Security Interests shall constitute perfected Security Interests in all right, title and interest of the Company in such Patents and Trademarks therein described, prior to all other Liens and rights of others therein except Permitted Liens.

    (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

    (F) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

    SECTION 3. The Security Interests

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    (A) In order to secure the full and punctual payment and performance of the
Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

    (1) Accounts;

    (2) Inventory;

    (3) General Intangibles;

    (4) Documents;

    (5) Instruments;

    (6) Equipment;

    (7) The Lockbox Account and the Insurance Account, all cash deposited in either of the foregoing from time to time, the Liquid Investments made pursuant to Section 5(E) and other monies and property of any kind of the Company in the possession or under the control of the Agent;

    (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral; and

    (9) All Proceeds of all or any of the Collateral described in Clauses 1 through 8 hereof.

    (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

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    SECTION 4. Further Assurances; Covenants

    (A) The Company will not change its name, identity or corporate structure in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(M). The Company will not change (i) the location of its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(M).


    (B) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and the registration in the United States Patent and Trademark Office or United States Copyright Office, as the case may be, of any unregistered Patent, Trademark or Copyright that is material to the business of the Company, now owned or later acquired by the Company) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve or perfect the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

    (C) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

    (D) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such

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manner as the Required Lenders may reasonably require in order to reflect the
Security Interests.

    (E) The Company will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of
Section 5(B) shall apply) received by it in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

    (F) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Borrowings to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by the Company or the Agent, shall be borne by the Company.

    (G) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, the Company will promptly notify (and the Company hereby authorizes the Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

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    (H) Upon the occurrence and during the continuance of any Event of Default, the Company shall deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of the Equipment owned at such time by the Company and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Company shall not permit any such items to become a fixture to real estate (unless the Agent has a first priority Lien thereon pursuant to the Mortgage) or an accession to other personal property.

    (I) Without the prior written consent of the Required Lenders, the Company will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 8.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

    (J) The Company will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

    (K) From time to time upon request by the Agent, the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.

    (L) The Company shall promptly notify the Agent if it knows that any application or registration relating to any Patent, Trademark, or Copyright may become abandoned or canceled or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, or any court) regarding the Company's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same. In the event that any right to any Patent, Patent License, Trademark, Trademark License Copyright or Copyright License is infringed, misappropriated or diluted by a third party, the Company shall notify the Agent promptly after it learns thereof and shall, unless the Company shall reasonably determine that any such action would be of negligible economic value, take such action as the Company shall reasonably deem appropriate under the circumstances to protect such Patent, Patent License, Trademark, Trademark License Copyright or Copyright License. In no event shall the Company, either

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itself or through any agent, employee or licensee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, or with any similar office or agency in any other country or any political subdivision thereof, unless it promptly executes, delivers and files any and all agreements, instruments, documents and papers, if any, the Agent may request to evidence the Security Interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of the Company relating thereto or represented thereby. The Company hereby appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties) to execute, deliver and file all such writings for the foregoing purposes upon failure by the Company to promptly execute, deliver or file any such writings or otherwise fail to comply with any provision of this paragraph; (L) such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

    (M) Not more than six months nor less than 30 days prior to the date on which the Company proposes to take any such action contemplated by Section 4(A), the Company shall have given notice to the Agent of such proposed action, and, at the Company's cost and expense, caused to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent, substantially in the form of Exhibit B, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period (and after giving effect to the proposed action that is the subject of such notice), specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Company have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

    (N) On or prior to the Closing Date, the Company will cause the Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Company will deliver to the Agent, upon the request of the Agent, the insurance policies for such insurance. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against any Secured Party, provided that all insurance proceeds in excess of $500,000 per claim shall be adjusted with and payable to the Agent and provide that no cancellation or termination thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof. The Company hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or

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endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies.

    SECTION 5. Lockbox Account and Insurance Account

    (A) Within 30 days of the Closing Date, the Agent and the Company shall establish, pursuant to a lockbox agreement in form and substance reasonably satisfactory to the Agent (the "Lockbox Agreement"), a bank account (the "Lockbox Account") with [Name of Lockbox Bank] (the "Lockbox Bank"), in the name ["Pumpkin Ltd."] -- NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent, into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement. Any income received with respect to the balance from time to time standing to the credit of the Lockbox Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Lockbox Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Account together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

    (B) Upon the occurrence and during the continuance of an Event of Default, the Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts and shall use its best efforts to cause such account debtors and other Persons to remit all such payments directly to the Lockbox Account (if paid by wire transfer) or to a post office box that is subject to the Lockbox Agreement, for deposit into the Lockbox Account. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company, subject to subsection (C) of this Section, shall as promptly as possible deposit such proceeds into the Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Secured Parties and shall not be commingled with any other funds or property of the Company. The balance from time to time standing to the credit of the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Company in accordance with the provisions of the Lockbox Agreement. If immediately available cash on deposit in the Lockbox Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(B), the Agent shall cause to be liquidated as promptly as practicable

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Liquid Investments in the Lockbox Account designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Lockbox Account in the manner specified in Section 9.

    (C) Promptly upon and at all times after the receipt of any cash proceeds of insurance policies, awards of condemnation or other compensation required to be paid to the Agent pursuant to Section 7.04(b) or 7.04(c) of the Credit Agreement (the "Insurance Proceeds"), the Company shall establish and shall thereafter maintain an additional cash collateral account (the "Insurance Account") at the offices of the Lockbox Bank or such other bank as the Company and the Agent may agree (the "Insurance Account Bank"), in the name and under the control of the Agent. Forthwith upon such establishment, the Company shall notify the Agent of the location, account name and account number of such account. The Company hereby agrees to cause any Insurance Proceeds received from time to time after the establishment of the Insurance Account to be deposited therein as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of the Insurance Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Insurance Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Account together with any Liquid Investments from time to time made pursuant to subsection (E) of this Section shall vest in the Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided. The Agent shall apply to repayment of the Tranche A Loans and Tranche B Loans, respectively, those amounts on deposit in the Insurance Account which are required to be applied to the repayment of the Tranche A Loans in accordance with Section 2.04(b)(ii) of the Credit Agreement or to repayment of the Tranche B Loans in accordance with Section 3.04(b)(ii) of the Credit Agreement.

    (D) The balance from time to time standing to the credit of the Insurance Account (to the extent not applied pursuant to the last sentence of Section 5(C)) shall be subject to withdrawal only upon the instructions of the Agent. Except upon the occurrence and continuation of an Event of Default, the Agent agrees to give instructions to distribute such amounts to the Company at such times and in such amounts (other than amounts attributable to proceeds deposited in the Insurance Account pursuant to Section 7.04(c) of the Credit Agreement) as the

Company shall request for the purpose of repairing, reconstructing or replacing the property or for the purpose of reimbursing expenses in respect of which such Insurance Proceeds were received. Any such request shall be accompanied by a certificate of the chief financial officer or treasurer of the Company setting forth in detail reasonably satisfactory to the Required Lenders the repair, reconstruction or replacement for which such funds will be expended. If immediately available cash on deposit in the Insurance Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(D), the Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Insurance Account designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Account in the manner specified in Section 9.

    (E) Amounts on deposit in the Lockbox Account and the Insurance Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and
(ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

            (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York; or

            (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

    SECTION 6. General Authority

    The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                 (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

            (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

            (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, including without limitation for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other deposition of any Patent or Trademark or any action related thereto, as fully and effectually as if the Agent were the absolute owner thereof, and

            (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

    provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

    SECTION 7. Remedies upon Event of Default

    (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

    (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Company.

    (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                 (i) the Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its sole discretion determine;

                 (ii) the Agent may (without assuming any obligations or
            liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of the Company in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and the Company hereby releases the Agent and each of the other Secured Parties from, and agrees to hold the Agent and each of the other Secured Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party; and

                 (iii) upon request by the Agent, the Company will execute
            and deliver to the Agent a further power of attorney, in form and substance satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Patent License, Trademark or Trademark License. In the event of any such disposition pursuant to this Section, the Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Agent.

    SECTION 8. Limitation on Duty of Agent in Respect of Collateral

    Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.


    SECTION 9. Application of Proceeds

    Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

                 first, to payment of the expenses of such sale or other
            realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 10.04 of the

            Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                 second, to the ratable payment of unpaid principal of the
            Secured Obligations;

                 third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                 fourth, to the ratable payment of all other Secured
            Obligations, until all Secured Obligations shall have been paid in full; and

                 finally, to payment to the Company or its successors or
            assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

    The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

    SECTION 10. Concerning the Agent

    The provisions of Section 10.05 and Article XI of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

    (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

    (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

    SECTION 11. Appointment of Co-Agents

    At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

    SECTION 12. Expenses

    In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent)) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at an annual rate equal to 5% plus the rate announced from time to time by NationsBank, N.A. as its prime rate, be additional Secured Obligations hereunder.

    SECTION 13. Termination of Security Interests; Release of Collateral

    Upon the repayment in full of all Secured Obligations, the termination or cancellation of all outstanding Letters of Credit and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

    SECTION 14. Notices

    All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

    SECTION 15. Waivers, Non-Exclusive Remedies

    No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

    SECTION 16. Successors and Assigns

    This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

    SECTION 17. Changes in Writing

    Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders.

    SECTION 18. NEW YORK LAW

    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

    SECTION 19. Severability

    If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

    SECTION 20. Counterparts

    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                        PUMPKIN LTD.

                        By /s/ Calvin Neider
                        ------------------------------------------------------
                        Title: Vice President


                        NATIONSCREDIT COMMERCIAL
                        CORPORATION, AS AGENT

                        By /s/ Edward M. Alt
                        ------------------------------------------------------
                        Title: Authorized Signatory

                                                                      EXHIBIT A




                                PERFECTION CERTIFICATE

    The undersigned, [Chief executive officer] and [Chief legal officer], of Pumpkin Ltd., a Delaware corporation (the "Company"), hereby certify with reference to the Security Agreement dated as of June __, 1997 between the Company and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

    1. Names. (a) The exact corporate name of the Company, after giving effect to the consummation of the Merger, as it appears in its certificate of incorporation is as follows:


    Pumpkin Ltd.
    dba Pumpkin Masters, Inc.


    (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:

    Pumpkin Ltd. (Colo. corp.) adopted dba in 1993

    (c) The Company has not changed its identity or corporate structure in any way within the past five years except for the Merger.

    (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

    Pumpkin Masters, Inc.

    Pumpkin Masters Inc.
    2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                   County    State

(mailing) Box 61456               Denver    Colorado 80206
(street) 427 East Bayaud Ave.     Denver    Colorado 80209

    (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

    Mailing
    Address                       County    State

423, 427, 431, 437 E. Bayaud      Denver    Colorado 80209

    (c) The following are all the places of business of the Company not identified above:

                   Mailing
    Name           Address        County    State

    None

    (d) The following are all the locations where the Company maintains any Inventory not identified above:

                   Mailing
    Name           Address        County    State

    Schedule 1 attached

(e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

                           Mailing
    Name                   Address            County     State

    Schedule 1 attached

    3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

    No additional

    (b) Set forth below is the information required by subparagraphs (d) and
(e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

    Hillyard Industries
    310 North 4th Street
    St. Joseph, MO

    4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

    5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

    6. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6(A) hereto has been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof. Attached hereto as Schedule 6(B) is a true copy of each such filing duly acknowledged by the filing officer.

    7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

    8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

    9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

         IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of ________, 1997.


              ____________________________
              Title:

                                   SCHEDULE I

NAME                                                   INVENTORY                         EQUIPMENT
--------------------------------------------------  ---------------  --------------------------------------------------
Pumpkin Masters, Inc.                                      X         Office equipment
427 E. Bayaud Avenue
Denver, CO 80209
(Denver County)

Kelly's Crafts, Inc.                                       X
4350 Wade Mill Road
Fairfield, OH 45014
(Butler County)

Mid America Frame, Inc.                                    X         Machinery
900 N. County Road "Y"
Plattsburg, MO 64477-9538
(Clinton County)

Sterling Graphics, Inc.                                    X
49 Sherwood Terrace Lake
Bluff, IL 60044

T-Plas Tech Corporation                                    X         Molds
2700 S. Raritan Englewood,
CO 80110
(Denver County)

Vanguard Packaging                                         X
8690 NE Underground Dr.
Kansas City, MO 64161-9776
(Clay County)

Hillyard Industries                                        X
310 North 4th Street St.
Joseph, MO
(Buchanon County)

Condit Exhibits                                                        X
500 W. Tennessee Ave.
Denver, CO 80223

NAME                                                   INVENTORY                         EQUIPMENT
--------------------------------------------------  ---------------  --------------------------------------------------
Transparent Containers                                                    X
625 Thomas
Bensenville, IL  60106

Stadler Mold                                                              X
10577 W. Centennial Rd.
Littleton, CO  80127
(Arapahoe County)

Wennlly Enterprises                                                       X
11f., No. 121 Sec. 2
Cheinkuo North Rd.
Taipei, Taiwan R.O.C.

Logan School for Creative Learning                                        X
1836 Logan Street
Denver, CO 61461

                                                                 SCHEDULE 6(A)

DESCRIPTION OF COLLATERAL

    All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                   SCHEDULE 7

                              SCHEDULE OF FILINGS

DEBTOR                                 FILING OFFICER            FILE NUMBER         DATE OF FILING*
--------------------                 -------------------    -------------------    --------------------



------------------------

*   Indicate lapse date, if other than fifth anniversary.

                                                                    SCHEDULE 9

                                    PATENTS

                            TRADEMARK REGISTRATIONS

                                   COPYRIGHTS

                                                                     EXHIBIT B

                                   OPINION OF
                            COUNSEL FOR THE COMPANY

                                     * * * *

    1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Company's right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "Security Interest").

    2. UCC financing statements and amendments thereto (collectively, the "Financing Statements") have been filed in the filing offices listed in Schedule 1 attached hereto (the "Filing Jurisdictions"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest, except that (i) continuation statements with respect to each Financing Statement must be filed within the respective time periods set forth on Schedule 1 attached hereto; (ii) additional filings may be necessary if the Company changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

3. There Are

         (i) no UCC financing statements which name the Company as debtor or seller and cover any of the Collateral, other than the Financing
    Statements, other financing statements naming the Agent as the secured party of record [and the financing statements with respect to Permitted Liens annexed as Schedule 2 hereto, listed in the available records in the UCC filing offices of the Filing Jurisdictions; and

         (ii) no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of Company's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens
    (filed pursuant to Section 6323 of the Internal Revenue Code) and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

    4. The Security Interest secures the payment of (i) all future Loans made by the Lenders to the Company, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and (ii) all reimbursement obligations of the Company with respect to any Letters of Credit issued by the Lenders, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Subject to [list any qualifications], insofar as the priority thereof is governed by the UCC, the Security Interest has the same priority with respect to such future Loans as it does with respect to Loans made on the date hereof, except that _______________________(1)



------------------------

(1) To be conformed to opinion delivered at closing.

                                                                     EXHIBIT C

                           PATENT SECURITY AGREEMENT

                (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

    WHEREAS, Pumpkin Ltd. (together with its successors, the "Grantor"), Pumpkin Masters Holdings, Inc., certain lenders and NationsCredit Commercial Corporation, as agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time, the "Credit Agreement");

    WHEREAS, pursuant to the terms of the Company Security Agreement dated as of
June   , 1997 (as said Agreement may be amended and in effect from time to time, the "Company Security Agreement") between the Grantor and NationsCredit Commercial Corporation, as agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee for the ratable benefit of such secured parties a security interest in substantially all the assets of the Grantor;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee (and confirm the grant pursuant to the Company Security Agreement to the Grantee of) a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter arising or acquired:

        (i) each Patent and Patent application, including each Patent and Patent application referred to in Schedule 1 annexed hereto;

        (ii) each Patent License, including each Patent License listed on
    Schedule 1 annexed hereto; and

       (iii) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent, including any Patent referred to in Schedule 1 annexed hereto, and any Patent licensed under any Patent License, including any Patent License listed on Schedule 1 annexed hereto.

    This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Company

Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be
duly executed by its officer thereunto duly authorized as of the [      ] day
of [      ] 1997.

                                  PUMPKIN LTD.

                                  By:_________________________________
                                  Title: Vice President

Acknowledged:

NATIONSCREDIT COMMERCIAL CORPORATION
as Agent

By

         Name:
         Title:

STATE OF NEW YORK  )

                   ) : ss.:

COUNTY OF NEW YORK )

    On the [  ] day of [      ] , 1997 before me personally came       , to me
personally known and known to me to be the person described in and who executed the foregoing instrument as Chairman of Pumpkin Ltd., who being by me duly sworn, did depose and say that he is the Chairman of Pumpkin Ltd., the corporation described in and which executed the foregoing instrument;
that the said instrument was signed on behalf of Pumpkin Ltd. by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

    Notary Public                      _______________________________________

Notary Public, State of New York

[Seal]

My commission expires:

[______________________]

                                                                     SCHEDULE 1
                                                                             TO
                                                      PATENT SECURITY AGREEMENT

                                  U.S. PATENTS

NUMBER                      DATE      ISSUE TITLE     PATENT HOLDER
-----------------------  ----------  -------------  -----------------
[--------]                [-------]   [---------]     [------------]

                                PATENT LICENSES


LICENSOR                   LICENSEE     NUMBER(S)        DATE
-----------------------  ------------  ------------  ------------
[------]                   [--------]    [-------]     [--------]

                                                                     EXHIBIT D

                      [FORM OF TRADEMARK SECURITY AGREEMENT]

                           TRADEMARK SECURITY AGREEMENT

                   (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                       APPLICATIONS AND TRADEMARK LICENSES)

WHEREAS, Pumpkin Ltd., a Delaware corporation (herein referred to as "Grantor"), owns the Trademark and Trademark registration listed on Schedule 1 annexed hereto; WHEREAS, the Grantor, Pumpkin Masters Holdings, Inc., certain lenders and NationsCredit Commercial Corporation, as agent for such lenders, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be party thereto, the "Credit Agreement");

WHEREAS, pursuant to the terms of the Company Security Agreement dated as of
June   , 1997 (as said Agreement may be amended and in effect from time to time, the "Company Security Agreement") between Grantor and NationsCredit Commercial Corporation, as agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity pursuant to the terms of the Company Security Agreement, the "Grantee"), Grantor has granted to Grantee for the ratable benefit of such secured parties, a security interest in substantially all the assets of the Grantor including all right, title and interest of Grantor in, to and under all Grantor's Trademarks (as defined in the Company Security Agreement), Trademark registrations, together with any reissues, extensions or renewals thereof, Trademark applications and Trademark Licenses (as defined in the Company Security Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of all amounts owing by the Grantor under the Credit Agreement and the other Financing Documents and the Warrants referred to therein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter arising or acquired:

    (i) each Trademark, Trademark registration and Trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application, including each Trademark, Trademark registration, and/or Trademark application referred to in Schedule 1 annexed hereto;

    (ii) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark licensed; and

    (iii) all products and proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, and any Trademark licensed under any Trademark License, or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

This security interest is granted in conjunction with the security interests granted to the Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Upon the repayment in full of all Secured Obligations (as defined in the Credit Agreement), the termination or cancellation of all outstanding Letters of Credit and the termination of the Commitments under the Credit Agreement, this security interest shall terminate and all rights to the Trademark Collateral shall revert to the Company and the Trademark Collateral shall thereupon be released. Upon such termination of this security interest Grantee will, at the expense of Grantor, execute and deliver to the Grantee such documents as Grantee shall reasonably request to evidence the termination of this security interest or the release of such Trademark Collateral, as the case may be.

    IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to
be duly executed by its officer thereunto duly authorized as of the       th day
of       , 1997.

PUMPKIN LTD.

By:__________________________
Title: Vice President

Acknowledged:

NATIONSCREDIT COMMERCIAL CORPORATION
as Agent

By:__________________________
     Name:
     Title: Authorized Signatory

STATE OF NEW YORK  )
                   ) : ss.:
COUNTY OF NEW YORK )

    On the [  ] day of [         ], 1997 before me personally came       , to
me personally known and known to me to be the person described in and who executed the foregoing instrument as Chairman of Pumpkin Ltd., who being by me duly sworn, did depose and say that he is the Chairman of Pumpkin Ltd., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

    Notary Public                    _________________________________________

Notary Public, State of New York

[Seal]

My commission expires:

[_____________________]

                                                                    SCHEDULE 1
                                                                  TO TRADEMARK
                                                            SECURITY AGREEMENT

                            TRADEMARK REGISTRATIONS

TRADEMARK                           COUNTRY         REGISTRATION NO.
------------------------------  ---------------  -----------------------